Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of October 29, 2015 is by and among Pepco Holdings, Inc. (the “Borrower”), the Lenders (as defined below) party hereto, and The Bank of Nova Scotia, as administrative agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the various financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Term Loan Agreement dated as of July 30, 2015 (as amended, modified, extended, restated, replaced, or supplemented from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders make certain amendments to the Loan Agreement;

WHEREAS, the Required Lenders are willing to make such amendments to the Loan Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT

1.1         Amendment to 6.10(b). Section 6.10(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(b) Borrower may consummate the Exelon-PHI Merger and effectuate the Conversion, provided that the Exelon-PHI Merger and the Conversion are consummated on or before June 30, 2016;

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1         Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

(a)          Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each of the Borrower, the Agent and the Required Lenders.

(b)          Fees and Expenses. King & Spalding LLP shall have received from the Borrower payment of all fees and expenses incurred in connection with this Amendment.

ARTICLE III
MISCELLANEOUS

3.1         Amended Terms. On and after the Amendment Effective Date, all references to the Loan Agreement in each of the Loan Documents shall hereafter mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2         Representations and Warranties of Borrower. The Borrower represents and warrants as follows:

(a)          The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)          The Borrower has duly executed and delivered the Amendment and the Amendment constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)          No Approval is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution, delivery or performance by the Borrower of this Amendment; except for such Approvals which have been issued or obtained by the Borrower or any of its Subsidiaries which are in full force and effect.

(d)          The representations and warranties set forth in Article V of the Loan Agreement are true and correct as of the date hereof (except for (i) those which expressly relate to an earlier date and (ii) representations and warranties contained in Sections 5.5, 5.7 and 5.15 of the Loan Agreement).

(e)          After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

3.3         Reaffirmation of Obligations. The Borrower hereby ratifies the Loan Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4         Loan Document. This Amendment shall constitute a Loan Document under the terms of the Loan Agreement.

3.5         Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of the Agent’s legal counsel).

3.6         Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7         Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower, the Agent and the Required Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

3.8         GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5.1401.7 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

3.9         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.10       Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The consent to jurisdiction and waiver of jury trial provisions set forth in Sections 15.2 and 15.3 of the Loan Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

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pepco

Amendment to Loan AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

PEPCO HOLDINGS, INC.,
as Borrower

By:	/s/ DAVID M. VELAZQUEZ
	Name:	David M. Velazquez
	Title:	Executive Vice President

pepco

Amendment to Loan AGREEMENT

The Bank of Nova Scotia,
as Agent and Lender

By:	/S/ DAVID DEWAR
	Name:	David Dewar
	Title:	Director

pepco

Amendment to Loan AGREEMENT

Wells Fargo Bank, N.A.,
as Lender

By:	/S/ FREDERICK W. PRICE
	Name:	Frederick W. Price
	Title:	Managing Director

pepco

Amendment to Loan AGREEMENT

The Bank of New York Mellon,
as Lender

By:	/S/ RICHARD K. FRONAPFEL, JR.
	Name:	Richard K. Fronapfel, Jr.
	Title:	Vice President

pepco

Amendment to Loan AGREEMENT

SCOTIABANK (IRELAND) LIMITED,
as Lender

By:	/S/ CLIVE SINNAMON
	Name:	Clive Sinnamon
	Title:	Director

By:	/S/ SUE FOSTER
	Name:	Sue Foster
	Title:	CEO